EXHIBIT 10.3

                                JOINDER AGREEMENT

                  THIS JOINDER IN MASTER SECURITY AGREEMENT (this "JOINDER") is executed as of August 18, 2004 (the "Effective Date") by ManagedStorage International, Inc., a Delaware corporation ("JOINING PARTY"), and delivered to Laurus Master Fund, Ltd., a Cayman Islands company (the "PURCHASER"). Except as otherwise defined herein, terms used herein and defined in the Purchase Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS,  Incentra Solutions, Inc. (f/k/a Front Porch Digital,
Inc), a Nevada corporation (the "COMPANY"), and the Purchaser, have entered into a Securities Purchase Agreement, dated as of May 13, 2004 (as amended, modified or supplemented from time to time, the "PURCHASE AGREEMENT"), providing for the issuance of the Note and the Warrant and the execution of the Related Agreements; and

                  WHEREAS, the Joining Party is a direct Subsidiary of the Company and desires, or is required pursuant to the provisions of the Purchase Agreement, to become an Assignor under the Master Security Agreement dated as of May 13, 2004 between the Company and the Purchaser (the "MASTER SECURITY AGREEMENT");

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Purchaser and hereby covenants and agrees with the Purchaser as follows:

                  NOW, THEREFORE, the Joining Party agrees as follows:

                  1. By this Joinder and with effect as of the Effective Date, the Joining Party becomes an Assignor for all purposes under the Master Security Agreement.

                   2. The Joining Party agrees that, upon its execution hereof, effective as of the Effective Date, it is an Assignor under, and as defined in, the Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Master Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers, effective as of the Effective Date, to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the Master Security Agreement), if any, now owned or, to the extent provided in the Master Security Agreement, hereafter acquired by it.


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                                                                          Page 2


                  3. In connection with the grant by the Joining Party, pursuant to paragraph 2 hereof, of a security interest in all of its right, title and interest in the Collateral (as defined in the Master Security Agreement) in favor of the Purchaser, the Joining Party (i) agrees to execute (if necessary) and deliver to the Purchaser such financing statements, in form acceptable to the Purchaser, as the Purchaser may request or as are necessary or desirable in the opinion of the Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement) owned by the Joining Party, (iii) authorizes the Purchaser to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" of the Joining Party all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Purchaser assignments of United States trademarks, patents and copyrights (and the respective applications therefore owned by the Joining Party.

                  4. Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as an Assignor pursuant to the Master Security Agreement as of the Effective Date (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of an Assignor pursuant to the Master Security Agreement, and all other Related Agreements to which it is or becomes a party.

                  5. Each of Schedules 4.2 and 4.3 of the Purchase Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedules 4.2 and 4.3 attached hereto as Annex I.

                  6. Schedule A to the Master Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II.

                  7. The Company and Laurus agree that on the date hereof certain Events of Default have occurred and are continuing (beyond any applicable cure or grace period) and Laurus hereby (i) waives the Events of Default under Section 4.1(b) of the Note and Section 4(a) of the Master Security Agreement triggered by the failure to pledge the assets of Front Porch Digital International, Inc. ("FPDI") and all fees and default interest rates otherwise applicable to such Events of Default, and (ii) extends the time the Company shall have to comply with Section 6.12(e)(ii) of the Purchase Agreement (as such Section relates to FPDI by causing the Company to pledge and deliver all of the shares of FPDI owned by it as security for the Obligations (as defined in the Master Security Agreement) to execute and deliver such documentation, in keeping with all applicable law, on or before January 30, 2005.

                  8. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, PROVIDED, HOWEVER, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the Purchase Agreement or any other Related Agreement without the prior written consent of the Purchaser or

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as otherwise permitted by the Purchase Agreement or any Related Agreement.  THIS
JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY
THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

                  9. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a "Related Agreement" for all purposes of the Purchase Agreement and the Related Agreements.

                  10. The effective date of this Joinder is August 18, 2004.

                                      * * *
















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                                                                          Page 4

                  IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

                                          INCENTRA SOLUTIONS,  INC. (f/k/a Front
                                              Porch Digital, Inc.)
                                          (with reference to Section 8 hereof)


                                          By: /s/ Thomas P. Sweeney III
                                              ----------------------------------
                                              Name:  Thomas P. Sweeney III
                                              Title:  Chief Executive Officer




                                          MANAGEDSTORAGE INTERNATIONAL, INC.


                                          By: /s/ Thomas P. Sweeney III
                                              ----------------------------------
                                              Name:  Thomas P. Sweeney III
                                              Title:  Chief Executive Officer



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                                                                          Page 5


Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.



By: /s/ David Grin
---------------------------
    Name: David Grin
    Title: Managing Partner




























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                                                                          Page 3



                                                                         ANNEX I

                       SCHEDULE 4.2 TO PURCHASE AGREEMENT
                       ----------------------------------

     (a) List of Subsidiaries


     MANAGEDSTORAGE INTERNATIONAL, INC. - 100% OWNED AND CONTROLLED



                       SCHEDULE 4.3 TO PURCHASE AGREEMENT
                       ----------------------------------

     (a) Common Stock Ownership and Common Stock Equivalents

         MANAGEDSTORAGE INTERNATIONAL, INC. - 100% OWNED AND CONTROLLED
               200 SHARES OF COMMON STOCK, PAR VALUE $.001, AUTHORIZED; 100 SHARES ISSUED AND OUTSTANDING



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                                                                          Page 7

                                                                        ANNEX II

                                   SCHEDULE A
                                   ----------

     Delaware